Impact Shares NAACP Minority Empowerment ETF Trading Symbol: NACP Listed on NYSE Arca, Inc. Summary Prospectus October 28, 2025 www.impactetfs.org/nacp-etf/

Before you invest, you may want to review the Impact Shares NAACP Minority Empowerment ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated October 28, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.impactetfs.org/nacp-etf/. You can also get this information at no cost by calling at (844) 954-7733 or by sending an e-mail request to info@impactetfs.org.

Investment Objective

The Impact Shares NAACP Minority Empowerment ETF (the “Fund” or the “Minority ETF”) seeks investment results that, before fees and expenses, track the performance of the Morningstar® Minority Empowerment Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (‘Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following advisory fees and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold, sell or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets, plus borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”).

The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which Tidal Investments LLC (the “Adviser”) believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

The Adviser may employ a representative sampling indexing strategy for managing the Fund, which entails investing in a sample of securities that together have an investment profile mirroring the Underlying Index. However, the Fund will only use representative sampling in a manner consistent with its 80% policy. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Underlying Index is designed to measure the performance of large and mid- capitalization companies that are “empowering to minorities,” and to exhibit risk and return characteristics similar to those of the Morningstar US Large-Mid Cap® Index, as described below.

The Underlying Index is constructed using a rules-based methodology to select companies from the Morningstar US Large-Mid Cap® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, after excluding those companies that Sustainalytics determines (i) derive more than 5% of their revenues from predatory lending activities, (ii) derive more than 5% of their revenues from the production of tobacco products, (iii) are involved in the production of riot control weapons, (iv) operate correctional facilities or provide security services, (v) are primarily involved in the production of oil, gas or coal, (vi) are not compliant with the principles of the UN Global Compact1, or (vii) have a detrimental score for applicable controversies, the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g., mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The composition of the Underlying Index is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

[1]	The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Standards This indicator provides a general assessment of whether a company has supply chain/contractor social policies and the scope of its social standards, including items such as nondiscrimination policies.

4. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

5. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity.

6. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

7. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

8. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain. The term conflict minerals refers to tantalum (coltan), tin (cassiterite), tungsten (wolframite), and gold (together, they are commonly referred to as the 3TG), which have originated in conflict-affected or high-risk regions and may be used to financially support the conflict or human rights abuses.

9. Media Ethics Programs This indicator assesses the strength of a company’s initiatives to ensure good governance, ethics, and integrity throughout its content creation to ensure impartiality, transparency, objectivity, fairness, age-appropriateness, independence, plurality, and inclusiveness (diversity of content, topics, and viewpoints).

10. Human Rights Programs This indicator assesses the strength of the company’s initiatives to comply with its obligation to respect human rights.

11. Editorial Guidelines This indicator provides an assessment of the company’s commitment to address media ethics as it relates to the dissemination of content. This includes the company’s stated values related to the impact of content on protected classes and minorities.

12. Advertising Ethics This indicator provides an assessment of the presence and strengths of a company policy on advertising ethics.

13. Human Capital Development This indicator assesses the strength of a company’s initiatives to recruit, retain, and develop human capital to avoid a shortage of skilled labor.

14. Responsible Product Offering This indicator assesses the strength of a financial institution’s initiatives to market products and services responsibly, so as to avoid predatory lending and minimize risks to the customers of such financial institution.

15. Responsible Marketing Policy This indicator provides an assessment of the quality of a company’s responsible marketing policy.

16. Human Rights Policy This indicator provides an assessment of the strength of the company’s commitment to respect human rights within its sphere of influence.

17. Gender Pay Equality Programs This indicator assesses the strength of programs a company has implemented to ensure gender pay equality. This includes initiatives to identify, measure, and close the gender pay gap.

18. Gender Pay Disclosure This indicator assesses the strength of a company’s disclosure related to the gender pay gap.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund - Principal Risks of Investing in the Fund.”

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Ethnic Diversity Risk. The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Index Performance Risk. The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index, or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly, but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

Industry Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Underlying Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries.

Small-Cap Company Risk. Investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Passive Investment Risk. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Fund will likely lose value to the extent the Underlying Index loses value. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest, settlement or margin payments, or otherwise honor its obligations. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the affected Fund’s income or the value of its assets may decrease. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In an attempt to limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.  The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Limited Fund Size Risk. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated, or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and additional benchmarks that are more representative of the Fund’s investment strategy. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling (844) 954-7733.

Calendar Year Ended December 31

Through September 30, 2025 (the most recently ended quarter for which data is available), the year-to-date return of the Fund was 17.45%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 20.79% for the quarter ended June 30, 2020, and the lowest quarterly return was -17.18% for the quarter ended March 31, 2020.

Impact Shares NAACP Minority Empowerment ETF

Average Annual Returns

For the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception (July 18, 2018)
Return Before Taxes	23.84%	14.83%	14.32%
Return After Taxes on Distributions	22.99%	13.83%	13.40%
Return After Taxes on Distributions and Sale of Fund Shares	14.72%	11.51%	11.26%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)(1)	24.51%	14.28%	13.69%
Morningstar Minority Empowerment Index (reflects no deduction for fees, expenses, or taxes)(2)	20.31%	11.80%	11.45%
Morningstar US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)(3)	25.07%	14.34%	13.79%

(1)	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund’s broad-based index benchmark was changed to Russell 1000® Index so that the Fund’s performance can be evaluated against a benchmark that represents the overall U.S. equity market.
(2)	The Morningstar Minority Empowerment Index is designed to provide exposure to US companies that have embedded strong racial and ethnic diversification policies into their corporate culture and that ensure equal opportunities to employees irrespective of their race or nationality.
(3)	The Morningstar US Large-Mid Cap Index measures the performance of large- and mid-cap stocks in the U.S., representing the top 90% of the investable universe by market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.impactetfs.org.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.